Assets Held For Sale	12 Months Ended
Dec. 31, 2011
Assets Held For Sale [Abstract]
Assets Held For Sale

11- Assets held for sale

The changes in the carrying value of assets held for sale are as follows:

	Japan	The Netherlands	Total
Balance January 1, 2010	5,231	277	5,508
Foreign currency translation effect	839	—	839

Balance December 31, 2010	6,070	277	6,347
Foreign currency translation effect	515	—	515

Balance December 31, 2011	6,585	277	6,862

In 2009 the decision was made to dispose certain items of property, plant and equipment. These assets represent a carrying value as per December 31, 2011 of € 6,862. The assets held for sale are located in Japan and The Netherlands. In Japan (Tama) a building that was used for research and development activities was ceased to be used in December 2009. The carrying value of € 5.7 million is lower than the fair value less cost to sell. Also in Japan, a piece of land that was purchased to build a research and development center has now been regarded as held for sale. The carrying value of € 0.9 million is below the expected selling price. The expected selling prices were determined, based on various inputs and considerations, including an appraisal from an outside firm performed during 2011. In the Netherlands the former ASMI head office located in Bilthoven has been regarded as held for sale. The carrying value of € 0.3 million is lower than the fair value less cost to sell. The expected selling prices were determined, based on various inputs and considerations, including an appraisal from an outside firm performed during 2009. During 2011 both the Japanese and the Dutch properties were under the interest of the market, though the assets have not been sold yet, the outside firms maintain the expected selling prices.